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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 25, 2003


NOMURA ASSET ACCEPTANCE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                      033-48481                35-3672336
----------------------------         ---------------         -------------------
(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


Two World Financial Center,
Building B, 21st Floor, New
York, New York                                                     10281
-------------------------------                              -------------------
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)



Registrant's telephone number, including area code, is (212) 667-9300.

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

Item 5.  OTHER EVENTS.
         ------------

                  On or about September 30, 2003, the Registrant will cause the issuance and sale of approximately $246,259,010 initial principal amount of Nomura Asset Acceptance Corp., Mortgage Pass-Through Certificates, Series 2003-A3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2003, between the Registrant as depositor, JPMorgan Chase Bank as trustee, and Option One Mortgage Corporation, as servicer.

                  In connection with the sale and the Series 2003-A1, Class A1, Class AIO, Class M-1 and Class M-2 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Nomura Securities International, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") and collateral term sheets (the "Collateral Term Sheets") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 033-48481, which Computational Materials and Collateral Term Sheets are being filed as an exhibit to this report.

                  The Computational Materials and Collateral Term Sheets have been provided by the Underwriter. The information in the Computational Materials and Collateral Term Sheets are preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The  Computational  Materials and Collateral  Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials and Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials and Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials and Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials and Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                   ITEM 601(A) OF
                   REGULATION S-K
      EXHIBIT NO.    EXHIBIT NO.                   DESCRIPTION
      -----------  --------------                  -----------

           1             99        Computational  Materials and Collateral  Term
           -             --        Sheets   prepared   by   Nomura    Securities
                                   International, Inc. in connection with Nomura
                                   Asset   Acceptance   Corporation,    Mortgage
                                   Pass-Through Certificates, Series 2003-A3.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003

                                         NOMURA ASSET ACCEPTANCE CORPORATION
                                         -----------------------------------


                                         By: /s/ Jay Gracin
                                         -----------------------------------
                                         Name: Jay Gracin
                                         Title: Assistant Secretary

                                                 EXHIBIT INDEX


                                   Item 601(a) of                Sequentially
                                   Regulation S-K                Numbered
Exhibit Number                     Exhibit No.                   Description                    Page
--------------                     -----------                   -----------                    ----

1                                  99                            Computational Materials and    Filed
                                                                 Collateral Term Sheets         Electronically